EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            In connection with the accompanying Annual Report on Form 10-KSB of Life Medical Sciences, Inc. for the fiscal year ended December 31, 2005, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Life Medical Sciences, Inc.



         February 28, 2006                  /s/ Robert P. Hickey
                                            --------------------
                                            Name: Robert P. Hickey
                                            Title:  Chief  Executive  Officer
                                            and Chief Financial Officer